Harbor Target Retirement Funds

Supplement to Prospectus dated March 1, 2021
September 9, 2021
Effective September 1, 2021 (the “Effective Date”), the name of Harbor Mid Cap Growth Fund was changed to Harbor Disruptive Innovation Fund (the “Fund”). Accordingly, all references in the Prospectus to Harbor Mid Cap Growth Fund are hereby replaced with Harbor Disruptive Innovation Fund. The Fund’s principal investment strategy was also changed as of the Effective Date. The Fund seeks to invest in what it believes to be disruptive and innovative companies of any market capitalization. There was no change in the Fund’s investment objective.
The description of Harbor Mid Cap Growth Fund on page 48 of the prospectus is hereby deleted and replaced with the following:

Harbor Disruptive Innovation Fund (formerly, Harbor Mid Cap Growth Fund)
Investment Objective: Seeks long-term growth of capital
Adviser: Harbor Capital Advisors, Inc. (since September 2021)
Non-Discretionary Subadvisers: 4BIO Partners, LLP; NZS Capital, LLC; Sands Capital Management, LLC; Tekne Capital Management, LLC and Westfield Capital Management Company, L.P. (since September 2021)
Portfolio Managers: Spenser P. Lerner, CFA (since 2021) and Kristof Gleich, CFA (since 2021)
Overview of Principal Investment Strategy
Harbor Disruptive Innovation Fund invests primarily in equity securities, principally common stocks of companies selected based on their potential for growth tied to disruptive innovation. The fund defines “disruptive innovation” as the development of new products, services, technologies and/or other advancements that could disrupt and displace existing businesses and business models over time. While the fund invests primarily in securities of U.S. companies, the fund may invest up to 25% of its assets in foreign securities, including those located in emerging market countries. The Fund invests in securities across the market capitalization spectrum.
The fund employs a multi-manager approach to achieve its investment objective. The fund’s investment adviser, is responsible for selecting and overseeing investment subadvisers for the fund. Each subadviser is responsible for providing the adviser with a model portfolio, which the adviser will implement in its discretion in managing the fund.
Investors Should Retain This Supplement For Future Reference
S0921.P.TR